SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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SORL AUTO PARTS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 20, 2016

To our Stockholders:

The 2016 annual meeting of stockholders of SORL Auto Parts, Inc. (SORL) will be held on June 20, 2016, beginning at 8:00 p.m. local time (Beijing Time) in Meeting Room No. 1, No. 2666, Kaifaqu Avenue, Ruian Development Zone, Ruian City, Zhejiang Province, Zip 325200, China. Only shareholders of record of our common stock at the close of business on April 28, 2016 (the “Record Date”) are entitled to vote at the meeting and any postponements or adjournments of the meeting. Below are proposals to be voted on at the annual meeting:

(1)	To elect seven directors to hold office until the 2017 annual meeting of stockholders and until their successors are elected and qualified; the following seven persons are the candidates: Mr. Xiao Ping Zhang, Mr. Xiao Feng Zhang, Ms. Shu Ping Chi, Mr. Jin Bao Liu, Ms. Yu Hong Li, Mr. Hui Lin Wang and Mr. Jiang Hua Feng.

(2)	To ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for fiscal year 2016; and

(3)	To transact any other matters that properly comes before the meeting or any adjournments or postponements thereof.

This year, we are pleased to continue taking the advantage of the Securities and Exchange Commission (the “SEC”) rule allowing companies to furnish proxy materials to stockholders over the Internet. Consequently, most stockholders will not receive paper copies of our proxy materials. We believe that this e-proxy process expedites stockholders’ receipt of proxy materials, while also lowering the costs and reducing the environmental impact of our annual meeting.

On or about May 8, 2016, we will begin mailing to our stockholders of record a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our 2016 proxy statement and the annual report to stockholders for the fiscal year ended December 31, 2015, and how to vote online. Please refer to the Notice for detailed instructions on how to access the proxy materials, how to cast your vote, and how to request and receive proxy materials in paper form.

It is important that your shares be represented and voted at the annual meeting. As an alternative to voting in person at the annual meeting, you may vote on the Internet, by telephone, or, if you receive a paper proxy card in the mail, by mailing the completed proxy card. The proxy statement and annual report are available online at http://www.cstproxy.com/sorl/2016.

By order of the Board of Directors,

Xiao Ping Zhang

Chairman of the Board of Directors and Chief Executive Officer

April 29, 2016
Ruian City, Zhejiang, China

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SORL Auto Parts, Inc.

No. 1169 Yumeng Road

Ruian Economic Development District

Ruian City, Zhejiang Province, Zip Code: 325200

People’s Republic of China

PROXY STATEMENT

This proxy statement contains information related to the annual meeting of stockholders of SORL Auto Parts, Inc., to be held on June 20, 2016, beginning at 8:00 p.m. local time (Beijing Time) in Meeting Room No. 1, No. 2666, Kaifaqu Avenue, Ruian Development Zone, Ruian City, Zhejiang Province, Zip 325200, China, and any postponements or adjournments thereof. On or about May 8, 2016, we will begin mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our 2016 proxy statement and annual report to stockholders for the fiscal year ended December 31, 2015, and how to vote online. This solicitation is made on behalf of the Board of Directors (the “Board of Directors” or the “Board”) of SORL Auto Parts, Inc. (“SORL,” “our,” “us,” “the Company,” or “we”), a Delaware corporation.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Proxy Materials

Why am I receiving these materials?

The Board of Directors is providing these proxy materials to you in connection with our annual meeting of stockholders, which will take place on June 20, 2016. As a stockholder at the close of business on April 28, 2016 (the “Record Date”), you are invited to attend the annual meeting of stockholders. Further, you are entitled to, and requested to, vote on the items of business described in this proxy statement.

What information is contained in this proxy statement?

The information included in this proxy statement relates to the proposals to be voted on at the annual meeting of stockholders, the voting process, and the compensation of our directors and most highly paid executive officers, and certain other required information.

Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a printed set of proxy materials?

Pursuant to rules adopted by the SEC, we are permitted to furnish our proxy materials over the Internet to our stockholders by delivering a Notice in the mail. We are sending the Notice to our stockholders of record as of the Record Date. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review the proxy statement and annual report over the Internet at http://www.cstproxy.com/sorl/2016. The Notice also instructs you on how you may submit your proxy over the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting these materials contained in the Notice.

Further, stockholders may request a free copy of our annual report on Form 10-K for the year ended December 31, 2015, as filed with the United States Securities and Exchange Commission (the “SEC”), from:

Corporate Controller

SORL Auto Parts, Inc.

No. 1169 Yumeng Road

Ruian Economic Development District

Ruian City, Zhejiang Province, Zip Code: 325200

People’s Republic of China

Tel. (86) 577-65817721

Alternatively, you may access our 2015 Form 10-K on our website at http://www.SORL.cn, under “Investor Relations” by clicking on “Financial Reporting” and then on “SEC Filing.”

SORL also will furnish any exhibit to our 2015 Form 10-K, if specifically requested.

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For those stockholders who share the same address, one copy of the annual report to stockholders or other documents to stockholders may be delivered unless you request a separate set of documents orally, by calling the telephone number provided above, or by writing to our address provided above. Upon receiving such request, the Company will promptly deliver a copy of the requested documents.

How may I request a single set of proxy materials for my household?

If you share an address with another stockholder and have received multiple copies of our proxy materials, you may write us at the address above to request delivery of a single copy of these materials.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please submit each SORL proxy card and voting instruction card that you receive by following the instructions attached to the proxy or voting instruction cards.

Voting Information

What items of business will be voted on at the annual meeting of stockholders?

The items of business scheduled to be voted on at the annual meeting of stockholders are:

•	The election of directors;

•	The ratification of the appointment of our independent registered public accounting firm for fiscal year 2016;

•	We will also consider any other business that properly comes before the annual meeting

What happens if additional matters are presented at the annual meeting?

Other than the two items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, Xiao Ping Zhang and Xiao Feng Zhang, will have the authority to vote your shares at their discretion on any additional matters properly presented for a vote at the meeting. If for any reason any of our nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

What are the Board's recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendations are set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

•	FOR the election of the nominated slate of directors (see Item 1);

•	FOR the ratification of the appointment of MaloneBailey, LLP as our independent registered public accounting firm for fiscal year 2016 (see Item 2);

•	With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors, or, if no recommendation is given, at the proxy holders’ own discretion.

What shares can I vote?

Each share of SORL common stock issued and outstanding as of the close of business on April 28, 2016, the Record Date, is entitled to be voted on all items being voted upon at the annual meeting. You may vote all shares owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record, and (ii) shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank. As of the Record Date, SORL had approximately 19,304,921 shares of common stock issued and outstanding.

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How can I vote my shares?

If you hold shares in your name as the stockholder of record, you may vote:

•	In person at the annual meeting. In order to be admitted to the annual meeting, you must present proof of ownership of our stock on the record date and government issued photo identification such as a driver’s license or passport. The time and location of the annual meeting are: Saturday, June 20, 2016, beginning at 8:00 pm local time (Beijing Time) in Meeting Room No 1, No. 2666, Kaifaqu Avenue, Ruian Development Zone, Ruian City, Zhejiang Province, Zip 325200, China. Please arrive early to ensure that you are seated by the commencement of the meeting at 8:00 p.m. You may also refer to your Notice of Internet Availability of Proxy Materials for the meeting location.

•	By telephone. Please see the instructions on your proxy card for detailed instructions.

•	On the Internet. Please see the instructions on your proxy card for detailed instructions.

•	By mail. If you receive a proxy card by mail, please mark, sign, and date your proxy card, detach it from the instructions, and return it in the postage prepaid envelope provided with the proxy card.

Returning your proxy or voting electronically does not deprive you of your right to attend the meeting and to vote your shares in person for the matters acted upon at the meeting. Even if you plan to attend the annual meeting, we recommend that you also submit your proxy by telephone, on the Internet, or by mail, as described above, so that your vote will be counted if you later decide not to attend the meeting in person. The proxy holders, Xiao Ping Zhang and Xia Feng Zhang, will vote your shares as you instruct, unless you return your signed proxy card, or authorize a proxy by telephone or over the Internet, but do not indicate how you will vote. In this case, the proxy holders will vote in accordance with the absence of such recommendation of the Board, or in the absence of such recommendation, in the discretion of the proxy holders.

If you hold shares beneficially in “street name” (i.e., in a brokerage account), you may vote by submitting voting instructions to your broker, trustee or nominee. Specifically:

•	You may vote in person at the annual meeting only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. To request a legal proxy, please follow the instructions attached to your voting instructions card provided by your broker, trustee or nominee. In order to be admitted to the annual meeting, you must present the legal proxy and government issued photo identification such as a driver’s license. The time and location of the annual meeting are: Saturday, June 20, 2016, beginning at 8:00 pm local time (Beijing Time) in Meeting Room No 1, No. 2666, Kaifaqu Avenue, Ruian Development Zone, Ruian City, Zhejiang Province, Zip 325200, China. Please arrive early to ensure that you are seated by the commencement of the meeting at 8:00 p.m.

•	You may vote by submitting voting instructions to your broker, trustee or nominee by telephone, on the Internet, or by mail. Please follow the instructions attached to your voting instruction card provided by your broker, trustee or nominee on how to submit voting instruction.

Even if you plan to attend the annual meeting, we recommend that you also submit your voting instructions as described above so that your vote will be counted if you later decide not to attend the meeting.

Can I change my vote?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Corporate Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

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Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within SORL or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to SORL management.

What are the voting rights of the holders of our common stock?

For all matters, each outstanding share of our common stock will be entitled to one vote on each matter. Under the law of the state of Delaware, directors shall be elected by a plurality of the votes of the shares (i) presented in person or by proxy at the meeting and (ii) entitled to vote on such matters at the meeting. For all other matters relevant to this meeting, the vote required for approval is the affirmative vote of the majority of the shares (i) present in person or by proxy at the meeting and (ii) entitled to vote on such matters at the meeting. Stockholders do not have cumulative voting rights.

Who will bear the cost of soliciting votes for the annual meeting of stockholders?

We are making this solicitation and will pay substantially all of the costs of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We will reimburse banks, brokers or other nominees for their costs of sending our proxy materials to beneficial owners. Directors, officers or other employees of ours may also solicit proxies from stockholders in person, by telephone, facsimile transmission or other electronic means of communication without additional compensation. We anticipate the costs of such services to the Company to be approximately $6,500.

Where can I find the voting results of the annual meeting of stockholders?

We intend to publish any preliminary voting results on Form 8-K within four business days after the meeting, and publish final results on Form 8-K within four business days after they are known.

Stock Ownership Information

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many SORL stockholders hold their shares through a broker, or other nominee, rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, the stockholder of record, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the meeting.

Beneficial Owner

If your shares are held by a trust, in a brokerage account (i.e., in “street name”), or by another nominee, you are considered the beneficial owner of those shares, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee on how to vote and are also invited to attend the annual meeting.

Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting, unless you obtain a "legal proxy" from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee should provide voting instructions for you to use in directing the broker, trustee or nominee on how to vote your shares.

What if I have questions for SORL’s transfer agent?

Please contact SORL's transfer agent at the phone number or address listed below, with questions concerning stock certificates, dividend checks, transfer of ownership or other matters pertaining to your stock account.

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Continental Stock Transfer & Trust Company

17 Battery Place, Eighth Floor

New York, New York 10004

Tel. (212) 509-4000

Fax. (212) 509-5150

Annual Meeting Information

What is the purpose of the annual meeting of stockholders?

At our annual meeting, stockholders will act upon the matters outlined in Notice, including the election of directors and the ratification of the appointment of our independent registered public accounting firm. In addition, management will report on our performance during fiscal year 2015 and respond to questions from stockholders.

Who can attend the meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend the meeting, and each may be accompanied by one guest. Seating, however, is limited. Please note that space limitations make it necessary to limit attendance to stockholders and their guests. Admission to the meeting will be on a first-come, first-served basis.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of the common stock of SORL that are outstanding on the Record Date will constitute a quorum, permitting the meeting to conduct its business. As of the Record Date, 19,304,921 shares of common stock, representing the same number of votes, were outstanding. Therefore, the presence, in person or by proxy, of the holders of common stock representing at least 9,652,461 shares of common stock of SORL will be required to establish a quorum.

Proxies received, but marked as abstentions, will be included in the calculation of the number of votes considered to be present at the meeting, but they will be treated as unvoted with respect to the matter or matters on which the abstentions are indicated. As a result, abstentions will have the same effect as a vote against Proposal Nos. 1 and 2.

If you hold your shares beneficially through a broker or other nominee, your broker or nominee may not be permitted by applicable rules to exercise voting discretion with respect to some of the matters to be acted upon. If you do not give your broker or nominee specific voting instructions, your shares may not be voted on those matters and will not be counted in determining the number of votes necessary for approval. However, shares represented by such “broker non-votes” will be counted in determining whether there is a quorum.

Stockholder Proposals, Director Nominations and Related Matters

How can a stockholder propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

You may submit proposals or nominees for the board for consideration at next year’s annual stockholders’ meeting.

For a stockholder proposal that is subject to SEC Rule 14a-8, and is to be considered for inclusion in our proxy statement for the annual meeting next year, the written proposal must be received by our Corporate Secretary, at our principal executive offices, on or before February 1, 2016. If the date of next year's annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary date of this year's annual meeting, the deadline for inclusion of proposals in our proxy statement must be so delivered not later than the close of business on the later of (i) the 120th day prior to such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made. Such proposals also will need to comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to our corporate address as follows:

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Corporate Secretary

c/o Corporate Controller

SORL Auto Parts, Inc.

No. 1169 Yumeng Road

Ruian Economic Development District

Ruian City, Zhejiang Province, Zip Code: 325200

People’s Republic of China

If notice of a stockholder proposal is submitted outside the process of Rule 14a-8 or is subject to Rule 14a-8 but is not received by February 1, 2016 by our Corporate Secretary, such proposal will not be considered to be a matter that properly comes before the meeting.

You may propose director candidates for consideration by the Board of Directors. Such recommendations should be directed to our Corporate Controller at the address of our principal executive offices set forth above, and must be submitted on or before February 1, 2016 in the manner specified in our bylaws.

How may I communicate with SORL's Board of Directors?

You may contact members of our Board directly via e-mail at boardmembers@sorl.com.cn.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

We are committed to having sound corporate governance principles. Having such principles is essential to running our business efficiently and to maintaining our integrity in the marketplace. We have adopted a code of ethics that applies to all of our directors, officers and employees. A copy of our code of ethics is posted on our Internet site at http://www.sorl.cn/?p=97 .

Directors’ Independence

Our Corporate Governance Guidelines and the Rules of the Nasdaq Global Market provide that a majority of our seven-member Board must consist of independent directors. The Board has determined that each of the following four non-employee director nominees standing for election or re-election, which include Jin Bao Liu, Yu Hong Li, Hui Lin Wang, and Jiang Hua Feng, is independent within the meaning of Nasdaq Marketplace Rule 5605(a)(2). We do not have a lead independent director.

In determining independence, the Board reviews whether directors have any material relationship with the Company. The Board considers all relevant facts and circumstances. In assessing the materiality of a director's relationship with us, the Board is guided by the standards set forth below and considers the issues from the director's standpoint and from the perspective of the persons or organizations with which the director has an affiliation. The Board reviews commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, if any. An independent director must not have any material relationship with us, either directly or indirectly as a partner, stockholder or officer of an organization that has a relationship with us, or any other relationship that would interfere with the exercise of independent judgment of such director in carrying out his or her responsibilities in such capacity.

Irrespective of other potentially disqualifying factors, no director will be considered independent in the following circumstances:

(1) The director is, or has been in the past three years, an employee of SORL, or a family member of the director is, or has been in the past three years, an executive officer of SORL.

(2) The director has received, or has a family member who has received, compensation from us in aggregate in excess of $120,000 in any 12 month period in the past three years, other than compensation for board service, compensation received by the director's family member for service as a non-executive employee, and benefits under a tax-qualified plan or other non-discretionary compensation.

(3) The director is, or has a family member who is, a current partner of our outside auditor, or was a partner or employee of our outside auditor, who worked on our audit at any time during any of the past three years.

(4) The director is a family member of an individual who is, or at any time during the past three years was, employed by the Company as an executive officer.

(5) The director is, or has a family member who is, employed as an executive officer of another entity where, at any time during the past three years, any of our executive officers served on the compensation committee of that other entity.

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(6) The director is, or a family member is, a partner in, or a controlling stockholder or an executive officer of, any organization to which we made, or from which we received, payments for property or services in the current or any of the past three fiscal years that exceed the greater of 5% of the recipient's consolidated gross revenues for that year, or $200,000.

For these purposes, a "family member” includes a director's spouse, parents, children and siblings, whether by blood, marriage, or adoption, and anyone residing in the director's home.

Board of Directors Leadership Structure and Role in Risk Oversight

Our Board of Directors includes a majority of independent directors, and our Chief Executive Officer, Xiao Ping Zhang, serves as Chairman of the Board. Mr. Zhang has served as the Chairman of the Board since May 7, 2004. Having our Chief Executive Officer serve as Chairman of the Board is consistent with the historical practice of our Company.

In addition to a majority of our directors being independent, all of the directors on each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee of the Company are independent directors, and each of these committees is led by a committee chair. The committee chairs set the agendas for their respective committees and report to the full Board on their work. We do not have a lead director, but our non-management directors meet in executive sessions without management present as frequently as they deem appropriate. The chairs of the independent board committees rotate as presiding director and the presiding director acts as a liaison between the non-management directors and Mr. Zhang, Chairman of the Board and Chief Executive Officer.

Our Company has employed this leadership structure of having a combined Chairman of the Board and Chief Executive Officer for many years, and we believe that this leadership structure has been effective for the Company. We believe that having a combined Chairman of the Board and Chief Executive Officer, a Board with a majority of independent directors who meet regularly in executive sessions, and independent chairs for the Board’s Audit, Compensation, and Nominating and Corporate Governance committees provides an effective form for the governance of the Company. The independent directors believe that because the Chief Executive Officer, subject to the supervision of the Board, is ultimately responsible for the day-to-day operation of the Company and for executing the Company’s strategy, and because the performance of the Company is an integral part of the board deliberations, the Chief Executive Officer is best qualified to act as the Chairman of the Board.

Our Board is responsible for overseeing our risk management. The Board delegates many of these functions to the Audit Committee. As discussed below, under its charter, the Audit Committee is responsible for discussing management policies with respect to financial risk assessment and enterprise risk management, including guidelines to govern the process by which major financial and accounting risk assessment and management is undertaken by the Company. The Audit Committee also oversees our corporate compliance programs, as well as the internal audit function. In addition to the Audit Committee’s work in overseeing risk management, our full Board regularly engages in discussions of the material risks that the Company is facing and how these risks are being managed, and the Board receives reports on risk management from senior officers of the Company and from the chair of the Audit Committee. The Board receives periodic assessments from the Company’s ongoing enterprise risk management process that are designed to identify risk factors that may affect the achievement of the Company’s objectives.

Committees of the Board

As of the date of this proxy statement, our Board has seven directors. The Board has recommended the election of the seven director nominees who are identified in this proxy statement.

The Board has the following three committees: Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The membership during the last fiscal year through the date of this proxy statement, and the function of each of the committees, are described below. During fiscal year 2015, the Board held four meetings. Each director attended at least 75% of all Board and applicable committee meetings. Although we do not have a formal policy regarding attendance by members of our Board at our annual meeting of stockholders, we encourage all of our directors to attend. Three members of our Board of Directors attended last year’s annual meeting of stockholders.

The Board has determined that each member of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee is independent within the meaning of Nasdaq Rule 5605(a)(2), and that each member of the Audit Committee is independent within the meaning of applicable regulations of the SEC regarding the independence of audit committee members.

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Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Yu Hong Li	X		X
Hui Lin Wang	X	X	X
Jin Bao Liu	X	X
Jiang Hua Feng		X	X

Audit Committee. The members of our Audit Committee are Ms. Yu Hong Li, Mr. Hui Lin Wang and Mr. Jin Bao Liu. Ms. Yu Hong Li is the chairman of the Audit Committee and the Board has determined that Ms. Li qualifies as the Audit Committee’s “financial expert,” as defined by SEC regulations and meets the audit committee financial expert requirements of Nasdaq. During fiscal year 2015, the Audit Committee held four meetings. Our Audit Committee assists our Board of Directors in the Board’s oversight of:

•	the integrity of our financial statements;

•	our independent auditors’ qualifications and independence; and

•	the performance of our independent auditors.

The Audit Committee has the sole and direct responsibility for appointing, evaluating and retaining our independent auditors, and for overseeing their work. All audit services and all non-audit services, other than de minimis non-audit services, to be provided to us by our independent auditors, must be approved in advance by our Audit Committee. We believe that the composition of our Audit Committee meets the requirements for independence under the current Nasdaq Global Market and SEC rules and regulations. We believe that the functioning of our Audit Committee complies with the applicable requirements of the Nasdaq Global Market and SEC rules and regulations. We intend to comply with future requirements as applicable.

The charter of the Audit Committee is posted on our website at http://www.sorl.cn/?p=97

Compensation Committee The members of the Compensation Committee are Mr. Hui Lin Wang, Mr. Jin Bao Liu, and Mr. Jiang Hua Feng and Mr. Jin Bao Liu chairs the Compensation Committee. During the fiscal year ended 2015, the Compensation Committee held one meeting. The purpose of our Compensation Committee is to discharge the responsibilities of our Board of Directors relating to compensation of our executive officers. With respect to the processes and procedures for the consideration and determination of executive and director compensation, the scope of authority of our Compensation Committee includes:

•	reviewing and recommending approval of compensation of our executive officers;

•	administering our stock incentive and employee stock purchase plan; and

•	reviewing and making recommendations to our Board with respect to our incentive compensation and employee stock purchase plan.

The charter of the Compensation Committee is posted on our website at http://www.sorl.cn/?p=97. The Compensation Committee also has the authority to select, engage, compensation and terminate compensation consultants, legal counsel and such other advisors as it deems necessary and advisable. Compensation paid to such other parties and related expenses will be borne by the Company.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee served as an officer or employee of the Company during the year ended December 31, 2015, or formerly served as an officer of the Company. In addition, during the year ended December 31, 2015, none of our executive officers served as a member of a compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) or as a director of any entity that has one or more executive officers serving as a member of our Board of Directors.

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Nominating and Corporate Governance Committee The Board of Directors has established a Nominating and Corporate Governance Committee consisting of three directors, all of whom meet the requirements for “independent directors,” and has delegated to the Nominating and Corporate Governance Committee the responsibility for reviewing and recommending to the Board nominees for directors. The members of our Nominating and Corporate Governance Committee are Mr. Jiang Hua Feng, Mr. Hui Lin Wang and Ms. Yu Hong Li. Mr. Jiang Hua Feng chairs the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee held four meetings in 2015.

The purpose of the Nominating and Corporate Governance Committee is to:

•	identify qualified individuals to become Board members;

•	determine the composition of the Board and its committees;

•	monitor a process to assess the effectiveness of the Board and Board committees; and

•	ensure good corporate governance.

The Nominating and Corporate Governance Committee, in evaluating Board candidates, considers factors such as personal character, values and disciplines, ethical standards, diversity, other outside commitments, professional background and skills, all in the context of an assessment of the needs of the Board at the time. In addition, each director is expected to ensure that other existing and planned future commitments do not materially interfere with his or her responsibilities as a director.

The charter of the Nominating and Corporate Governance Committee is posted on our website at http://www.sorl.cn/?p=97.

Stockholder nominees

The Nominating and Corporate Governance Committee will consider stockholder nominations for candidates for membership on the Board and will evaluate such nominees in its sole discretion, giving due consideration to achieving a balance of knowledge, experience and capability of the Board. For additional information on the procedures to be followed by stockholders in submitting such recommendations, see the discussion under “Stockholder Proposals, Director Nominations and Related Matters” of the Questions and Answers section of this proxy statement.

The names of any individuals proposed for consideration by the Nominating and Corporate Governance Committee as potential Board members must be submitted at the time and in the manner specified in our bylaws and should be addressed to:

Corporate Controller

SORL Auto Parts, Inc.

No. 1169 Yumeng Road

Ruian Economic Development District

Ruian City, Zhejiang Province, Zip Code: 325200, People’s Republic of China

Director Qualifications

The Nominating and Corporate Governance Committee believes that members of the Board should have the highest professional and personal ethics and values, consistent with longstanding SORL values and standards. They should have broad experience at the policy-making level in business, government, education, technology or public interest. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the interests of all stockholders.

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Identifying and Evaluating Nominees for Director

The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating and Corporate Governance Committee will periodically assess the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee will consider potential candidates for director. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current Board members, professional search firms, stockholders or other persons. These candidates will be evaluated at regular or special meetings of the Nominating and Corporate Governance Committee, and may be considered at any point during the year. As described above, the Nominating and Corporate Governance Committee will evaluate any stockholder nominations for candidates for the Board submitted in accordance with our bylaws. If any materials are provided by a stockholder in connection with the nomination of a director candidate, such materials will be forwarded to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will also review materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a stockholder.

For each of the nominees to the Board of Directors, the biographies shown below highlight the experiences and qualifications that were among the most important to the Nominating and Corporate Governance Committee in concluding that the nominee should serve as a director of the Company. The Nominating and Corporate Governance Committee considers diversity in identifying nominees for director, including personal characteristics, such as race and gender, as well as diversity in the experience and skills that contribute to the Board’s performance of its responsibilities and oversight of our business.

The current term of office of all of our directors expires at the 2016 annual meeting of stockholders. As recommended by the Nominating and Corporate Governance Committee, the Board of Directors proposes that the following seven nominees, be elected for a term of one year and until their successors are duly elected and qualified. The Board recommends that stockholders vote “FOR” each of the candidates described below. Each of the nominees has consented to serve if elected. If any of them becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

Messrs. Xiao Feng Zhang and Xiao Ping Zhang are brothers. Ms. Shu Ping Chi is wife of Mr. Xiao Ping Zhang.

There is no other family relationship between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer. In addition, each of the nominees for election as director has stated that there is no arrangement or understanding of any kind between him and any other person relating to his election as a director, except that such nominees have agreed to serve as our directors if elected.

The director nominees standing for election are:

Name	Age	Position

Xiao Ping Zhang	54	Chairman of the Board and Chief Executive Officer

Xiao Feng Zhang	49	Director

Shu Ping Chi	55	Director

Yu Hong Li	49	Director

Hui Lin Wang	74	Director

Jin Bao Liu	73	Director

Jiang Hua Feng	51	Director

XIAO PING ZHANG - CHAIRMAN OF THE BOARD OF DIRECTORS AND CHIEF EXECUTIVE OFFICER (CEO)

Xiao Ping Zhang has been the Chief Executive Officer and Chairman of the Board since the Company’s 2004 reverse merger with Fairford Holdings Limited, a Hong Kong limited liability company (“Fairford Holdings Limited”). He founded the Ruili Group, a company specializing in a variety of automotive parts and components, in 1987, and has been serving as chairman of Ruili Group since then. In 2010, he was elected as the President of Zhejiang Province Auto Parts Association. In 2012, he was re-elected the President of Wenzhou Auto Parts Association. He is now still serving as Vice-President of China Federation of Industry and Commerce Auto & Motorbike Parts Chamber of Commerce. Mr. Zhang is also a member of the People's Political Consultative Conference of Zhejiang Province. Mr. Zhang graduated from Zhejiang Radio and TV University in 1986 with a major in Industrial Management. Mr. Zhang was selected to serve as a director because he is the Chief Executive Officer of the Company, and his experience and knowledge regarding our Company and our industry are believed to provide significant value to the Board of Directors.

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XIAO FENG ZHANG – DIRECTOR

Xiao Feng Zhang has been a member of the Board of Directors since the Company’s reverse merger with Fairford Holdings Limited. He served as Chief Operating Officer from 2004 to January 14, 2010. Mr. Zhang co-founded the Ruili Group with his brother, Mr. Xiao Ping Zhang, in 1987, and served as the General Manager of Ruili Group until March 2004. Mr. Zhang received his diploma in economics from Shanghai Fudan University in 1994. We believe Mr. Zhang’s qualifications to serve on our Board of Directors include his expertise in business and corporate strategy and his knowledge regarding our Company and our industry.

SHU PING CHI – DIRECTOR

Shu Ping Chi has been a member of the Board of Directors since 2014. Ms. Chi has more than 30 years of experience in the auto parts industry. She is a shareholder of SORL Auto Parts Inc., holding 5.9% of the total shares outstanding. Ms. Chi is also one of the founders of Ruili Group Co., Ltd. and she is the wife of Mr. Xiaoping Zhang, Chairman of Board of the Company. Ms. Chi has served as Vice Chairman of the Board of Ruili Group Co., Ltd. since July 1979. We believe Ms. Chi’s experience in the auto parts industry qualify her to serve on our Board of Directors.

YU HONG LI – DIRECTOR

Mr. Yu Hong Li has been an independent director, as well as the Chairperson of the Audit Committee since June 2015. Ms. Li is a senior accountant in China and has more than 25 years of experience in accounting and auditing. Ms. Li has comprehensive knowledge and experiences in directing the financial work of large-scale companies and conglomerates. Ms. Li is recognized by the Board as a capable expert in company’s internal audit and she gained in-depth accounting and auditing knowledge and experiences in various industries, including international trade, logistics, construction, real estate, wholesale and retailing. Ms. Li has been the Financial Advisor of ESCAN Construction Co., Ltd. since 2008. Ms. Li graduated from Shanxi Institute of Finance and Economics, Accounting Department in 1990. Ms. Li qualifies as an audit committee financial expert under Nasdaq rules and SEC rules and regulations. Ms. Li was recommended as a director nominee by an executive officer. We believe that Ms. Li’s professional expertise and extensive practicing experiences in accounting and auditing, and her knowledge of our industry will bring valuable resources to the Board of Directors.

HUI LIN WANG – DIRECTOR

Mr. Hui Lin Wang has been an independent director since June 2015. Mr. Wang has been a Professorate Senior Engineer in China since 1995 and enjoys the special government allowances of the State Council. Mr. Wang has more than 50 years of experiences in the auto industry. Mr. Wang has profound technique and skill in the auto industry and has successfully directed the manufacturing and operation work in a China’s leading auto companies for over 20 years. Mr. Wang served as the Chief Engineer in Ruili Group from 2002 to 2009. Mr. Wang is retired after 2009. Mr. Wang is a sophisticated expert in automotive braking system and has led many valuable research and innovation projects. Mr. Wang was recommended as a director nominee by an executive officer. We believe that Mr. Wang’s extensive manufacturing and operation experience, research and innovation ability, and his knowledge of the industry will bring valuable resources to the Board of Directors.

JINBAO LIU – DIRECTOR

Mr. Jin Bao Liu has been an independent director as well as the chairperson of the Compensation Committee since June 2015. Mr. Liu has been a Professorate Senior Engineer in China since 1997 and is an experienced expert in the die casting process and mold design in auto industry. Mr. Liu served as the Vice Chief Engineer in Ruili Group from 2000 to 2003. Mr. Liu is retired after 2003. Mr. Liu has more than 40 years of experience in designing and manufacturing vehicle pneumatic braking components. Mr. Liu has profound knowledge and experiences in technique reform and improvement in auto industry. Mr. Liu has been engaged in scientific and technological work and has been responsible for various key research projects. He has been awarded ministry-level Prize for Technology Innovation for several times. Mr. Liu is a member of Society of Automotive Engineering of China and is a die casting process expert hired by Eastern China Association of Casting. Mr. Liu graduated from Hunan University, Casting Process and Equipment Department in 1968. Mr. Liu was recommended as a director nominee by an executive officer. We believe that Mr. Liu’s extensive die casting and mold design skill, technique reform and improvement ability, and his knowledge of the industry will bring valuable resources to the Board of Directors.

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JIANG HUA FENG - DIRECTOR

Mr. Jiang Hua Feng has been an independent director as well as a member of the Compensation Committee since August 2004. Mr. Feng is the chairman of the Nominating and Corporate Governance Committee. Since 1988, Mr. Feng has also been the principal lawyer at Yuhai Law Firm in Ruian, Zhejiang Province. Mr. Feng is a member of the China Lawyers Association. He is also a member of the standing committee of the People’s Congress in Zhejiang Province of China. Mr. Feng received his bachelor’s degree in law from East China University of Politics and Law. We believe that Mr. Feng’s extensive legal experiences, as well as knowledge of our Company and our industry are valuable resources for the Board of Directors.

PROPOSAL NO. 2 –RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We appointed MaloneBailey, LLP (“MaloneBailey”) on July 18, 2013 as our independent registered public accounting firm, and our audit committee has selected MaloneBailey to continue to serve as our independent registered public accounting firm for the year ending December 31, 2016.

MaloneBailey is a full-service global public accounting firm that provides accounting, audit and tax services, as well as advisory services under the rules and regulations of the IRS, the AICPA, the SEC, the PCAOB and the CPAB. Representing more than 150 publicly traded companies, MaloneBailey is one of only nine firms world-wide that require an annual inspection by the PCAOB (Public Company Accounting Oversight Board). The "INSIDE Public Accounting" newsletter named MaloneBailey as a 2012 IPA All-Star Firm.

In China, MaloneBailey employs more than 20 accountants and auditors who possess the necessary language, technical, and cultural expertise to provide services in accounting, tax and audits in China and the United States. The professionals employed by MaloneBailey in China are educated and trained in the United States and are familiar with the U.S. Generally Accepted Accounting Principles (GAAP) and U.S. Generally Accepted Auditing Standards (GAAS). MaloneBailey's China offices are located in Beijing and Shenzhen. Additionally, as a member of Nexia International, a worldwide network of independent, high quality accounting and consulting firms with 590 offices in over 100 countries, MaloneBailey collaborates with its Nexia business partners to provide high-quality services incorporating MaloneBailey's expertise in local regulations, customs and culture.

We expect that a representative of MaloneBailey will be present at the annual meeting via teleconference to respond to appropriate questions and to make such statements as they may desire.

The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of MaloneBailey, LLP as the Company's independent registered public accounting firm for the fiscal year 2016.

In the event stockholders do not approve the continued appointment, the appointment will be reconsidered by the Audit Committee.

OTHER MATTERS

As of the date of this proxy statement, we know of no business that will be presented for consideration at the 2016 annual meeting of stockholders other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holders.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth certain information known to us regarding beneficial ownership of our common stock as of April 28, 2016 by:

•	each person known to us to be the beneficial owner of more than 5% of any class of our voting securities;

•	our named executive officer;

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•	each of our directors; and

•	all directors and named executive officer as a group.

Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power of that security, and includes options and warrants that are currently exercisable or that become exercisable within 60 days of April 28, 2016. Information with respect to beneficial ownership has been furnished to us by each director, named executive officer or 5% or more stockholder, as the case may be. Unless otherwise indicated, to our knowledge, each stockholder possesses sole voting and investment power over the shares listed, except for shares owned jointly with that person’s spouse.

This table lists applicable percentage ownership based on 19,304,921 shares of common stock outstanding as of April 28, 2016. The address for each of the stockholders in the table is c/o of the Company.

NAME OF BENEFICIAL OWNER	AMOUNT AND NATURE BENEFICIAL OWNER	POSITION	PERCENT OF CLASS

NAMED EXECUTIVE OFFICER AND DIRECTORS

Xiao Ping Zhang	9,087,527	Chief Executive Officer and Chairman	47.1%

Xiao Feng Zhang	1,135,938	Director	5.9%

Shu Ping Chi	1,135,938	Director	5.9%

Hui Lin Wang	—	Director	*

Jin Bao Liu	—	Director	*

Jianghua Feng	—	Director	*

Officers and Directors as a Group (7 persons)	10,223,465		58.9%

PRINCIPAL STOCKHOLDERS

______________________

*	Less than 1%

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC reports regarding their ownership and changes in ownership of our securities. We believe that, during the fiscal year 2016, our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements. In making this statement, we have relied upon our examination of the copies of Forms 3, 4 and 5, and amendments thereto, provided to us and the written representations of our directors, executive officers and 10% stockholders.

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RELATED PERSON TRANSACTIONS

	For Years Ended December 31,
	2015	2014
PURCHASES FROM:
Guangzhou Kormee Vehicle Brake Technology Development Co., Ltd.	$1,488,151	$2,194,995
Ruian Kormee Vehicle Brake Co., Ltd.	765,971	1,250,174
Ruili Group Co., Ltd.	3,199,511	3,740,032
Shanghai Dachao Electric Technology Co., Ltd.	80,603	—
Total Purchases	$5,534,236	$7,185,201

SALES TO:
Guangzhou Kormee Vehicle Brake Technology Development Co., Ltd.	$946,061	$278,382
Ruian Kormee Vehicle Brake Co., Ltd.	38,753	213,974
Ruili Group Co., Ltd.	7,781,763	1,618,349
Total Sales	$8,766,577	$2,110,705

During the years ended December 31, 2015 and 2014, for the sales mentioned above, the sales to Guangzhou Kormee and Ruian Kormee were sales of scrap materials and were included in other operating income in the consolidated statements of income and comprehensive income. The sales to Ruili Group were included in sales in the consolidated statements of income and comprehensive income.

	December 31,	December 31,
	2015	2014
PREPAYMENTS TO RELATED PARTY
Ruian Kormee Vehicle Brake Co., Ltd.	$—	$83,206
Total	$—	$83,206

ACCOUNTS PAYABLE TO RELATED PARTIES
Ruian Kormee Vehicle Brake Co., Ltd.	$340,175	$—
Guangzhou Kormee Vehicle Brake Technology Development Co., Ltd.	75,968	59,011
Ruili Group Co., Ltd.	697,643	77,598
Shanghai Dachao Electric Technology Co., Ltd.	19,751	—
Total	$1,133,537	$136,609

OTHER PAYABLES TO RELATED PARTY
MGR Hong Kong Limited	$—	$17,681
Total	$—	$17,681

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Ruili Group

Mr. Xiao Ping Zhang and Mr. Xiao Feng Zhang are the principal stockholders of the Ruili Group, which was the owner of the assets contributed to Ruili Group Ruian Auto Parts Co., Ltd., a sino-foreign joint venture, in the reverse acquisition. The Company continued to purchase packaging materials from the Ruili Group. The Ruili Group is the minority shareholder of Ruili Group Ruian Auto Parts Co. Ltd., the operating subsidiary of SORL. Ruili Group is controlled by the Zhang family, who is also the controlling party of the Company. The Company sold certain automotive products to Guangzhou Kormee Vehicle brake technology development Co., Ltd., which is controlled by the Ruili Group.

The following related party transactions occurred for the years ended December 31, 2015 and 2014:

During the year ended December 31, 2015, for the sales mentioned above, the sales to Guangzhou Kormee and Ruian Kormee were sales of scrap materials and were included in other operating income in the consolidated statements of income and comprehensive income. The sales to Ruili Group were included in sales in the consolidated statements of income and comprehensive income.

The Company believes that the prices charged and payments made between the parties in connection with the foregoing transactions are at least as favorable to the Company as would be obtained from a third party.

Review and Approval of Related Person Transactions

The Company's policy with regard to any transactions between the Company and a related person is that such transactions must be on terms at least as favorable to the Company as arm’s-length transactions of similar types with unaffiliated third parties. Additionally, all related party transactions must be disclosed to, and considered and approved by, our Audit Committee prior to entering into any such transaction.

This policy has been followed with regard to all related-party transactions disclosed herein.

EXECUTIVE OFFICERS AND CERTAIN KEY EMPLOYEES

The following table sets forth our executive officers and key employees, their ages and the positions they hold. For information on Xiao Ping Zhang, our Chief Executive Officer and Chairman of the Board, please refer to biographical information on our director nominees above.

Name	Age	Position

Zong Yun Zhou	62	Chief Financial Officer

Jin Rui Yu	41	Chief Operating Officer

ZONG YUN ZHOU - CHIEF FINANCIAL OFFICER

Zong Yun Zhou has been our Chief Financial Officer since our inception. Between April 2002 and May 2004, Ms. Zhou served as the Financial Controller of Shanghai Huhao Auto Parts Manufacturing Company Limited, a joint venture between Ruili Group and Shanghai Automotive Industry Corporation. From January 1996 until April 2002, Ms. Zhou worked for the Auditing Department of Anhui Province, China, in charge of auditing state-owned companies in Anhui Province. Ms. Zhou is a Chinese Certified Public Accountant, and a member of the Institute of Internal Auditors (IIA). Ms. Zhou completed her undergraduate studies at Anhui University.

JIN RUI YU - CHIEF OPERATING OFFICER

Ms. Yu has been our Chief Operating Officer since March 2012. Ms. Yu has more than 15 years of experience in the auto parts industry. Ms. Yu has served as the Company’s Production and Export Vice President since August 2009. From 2004 to 2009, Ms. Yu served as the Company’s Export Department Manager. From 1999 to 2004, Ms. Yu served as the international sales manager of Ruili Group Co., Ltd., which specializes in manufacturing auto parts, and from 1997 to 1999, she worked in the market sales department of Ruili Group Co., Ltd. Ms Yu received her Bachelor of English from Zhejiang University of Technology in 2006.

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COMPENSATION DISCUSSION AND ANALYSIS

Overview of Executive Compensation Program

The Compensation Committee is responsible for establishing, implementing and monitoring our executive compensation program philosophy and practices. The Compensation Committee seeks to ensure that the total compensation paid to our named executive officer is fair, reasonable and competitive. Generally, the types of compensation and benefits provided to the named executive officer are similar to those provided to our other officers.

Throughout this document, the individual who served as our Chief Executive Officer and who is included in the Summary Compensation Table is referred to as the “named executive officer.”

Compensation Philosophy and Objectives

The Compensation Committee believes that an effective executive compensation program should provide base annual compensation that is reasonable in relation to the individual executive’s job responsibilities and reward the achievement of both annual and long-term strategic goals of our Company.

Because of the size of our Company, the small number of executive officers in our Company, and our Company’s financial priorities, our Compensation Committee has decided not to implement or offer any retirement plans, pension benefits, deferred compensation plans, or other similar plans for our executive officers. Accordingly, the components of the executive compensation currently consist solely of a cash salary. The Compensation Committee will consider using stock option grants to provide executives with long-term incentives.

As a manufacturing company operating in Zhejiang Province, China, the Compensation Committee also takes the local average executives’ salary level into account in its compensation decisions. The Compensation Committee may reassess the proper level of equity and cash compensation in light of the Company’s improved profitability and working capital situation.

Role of Executive Officers in Compensation Decisions

The Compensation Committee makes all compensation decisions for the named executive officer and approves recommendations regarding equity awards to all of our officers. Decisions regarding the non-equity compensation of officers, other than the named executive officer, are made by the Chief Executive Officer.

The Compensation Committee and the Chief Executive Officer annually review the performance of each executive officer (other than the Chief Executive Officer, whose performance is reviewed only by the Compensation Committee). There is no pre-established policy or target for the allocation between either cash or non-cash incentive compensation. The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual award amounts, are determined by the Compensation Committee. The Compensation Committee can exercise its discretion in modifying any recommended adjustments or awards to executives, including recommendations made by the Chief Executive Officer.

Setting Executive Compensation

Based on the foregoing objectives, the Compensation Committee has structured the Company’s annual cash and incentive-based cash and non-cash executive compensation to motivate executives to achieve the business goals set by the Company, to reward the executives for achieving such goals, and to retain the executives. In doing so, the Compensation Committee does not employ outside compensation consultants and sets the compensation of our Chief Executive Officer at the levels provided in his employment agreement with the Company.

2015 Executive Compensation Components

For the year ended 2015, the principal component of compensation for the named executive officer was base salary.

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The Company provides the named executive officer and other employees with a base salary to compensate them for services rendered during the fiscal year of 2015. Base salary range for each executive officer is based on his or her position and responsibility.

During its review of base salaries for executives, the Compensation Committee primarily considers:

•	The negotiated terms of each executive employment agreement;

•	The whole financial result of the company;

•	Team performance;

•	Internal review of the executive’s compensation, both individually and relative to other executive officers; and

•	Individual performance of the executive.

Salary levels are typically considered annually as part of the Company’s performance review process, as well as upon a change in job responsibility. Merit-based increases to salaries are based on the Compensation Committee’s assessment of the individual’s performance.

Summary Compensation Table

The following table presents summary information concerning all compensation paid or accrued by us for services rendered in all capacities during 2015 and 2014 by Mr. Xiao Ping Zhang, who served as our Chief Executive Officer, and Ms. Zong Yun Zhou, who served as our Chief Financial Officer during the fiscal years ended December 31, 2015 and 2014. No executive officer received compensation in excess of $100,000 for either of the fiscal years ended December 31, 2015 and 2014.

Name and Position	Year	Salary ($)	Bonus ($)		Stock Awards	Option Awards ($)		Total ($)
Mr. Xiao Ping Zhang, CEO(1)	2015	60,000	—			—		60,000
	2014	60,000		__			__	60,000

Ms. Zong Yun Zhou, CFO (2)	2015	30,000	—			—		30,000
	2014	30,000		__			__	30,000

Ms. Jin Rui Yu, COO(3)	2015	50,000						50,000
	2014	40,000						40,000

(1)	Mr. Zhang is also employed by the Ruili Group which makes separate payments to him for his services to that company. Mr. Zhang did not receive any compensation, other than the cash salary of $60,000 listed herein, from the Company in each of 2015 and 2014.

(2)	Ms. Zhou did not receive compensation other than what listed above.

(3)	Ms. Yu did not receive compensation other than what listed above.

Employment Agreements

The Company is party to an employment agreement with each of Mr. Xiao Ping Zhang, our Chief Executive Officer, and Ms. Zong Yun Zhou, our Chief Financial Officer, and Ms. Jin Rui Yu, our Chief Operating Officer.

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Effective May 1, 2006, the Company entered into an employment agreement with Mr. Xiao Ping Zhang as its Chief Executive Officer (the “Employment Agreement”). The initial term of Mr. Zhang’s employment with the Company was for a period of five years from the effective date. Following the expiration of the initial term of the Employment Agreement, the term shall continue thereafter for additional one year periods, unless the Board of Directors votes not to renew and provides Mr. Zhang with written notice of the Company’s intention not to renew by no later than six months prior to the expiration of the initial term, or any subsequent one-year term, of the Employment Agreement. The Employment Agreement was renewed on May 1, 2012. The compensation of Mr. Zhang including bonuses shall be determined from time to time by the Compensation Committee of the Company’s Board of Directors taking into account the performance of Mr. Zhang and the results of operations of the Company. Mr. Zhang shall also be entitled to participate in all other employee benefits on terms commensurate with the benefits awarded management personnel of comparable status with the Company, including medical insurance. Pursuant to the Employment Agreement, the rights and obligations of the Company and Mr. Zhang shall be construed and enforced in accordance with, and governed by, the internal laws of the State of Delaware.

Effective May 1, 2006, the Company entered into an employment agreement with Ms. Zong Yun Zhou as its Chief Financial Officer (the “Employment Agreement”). The initial term of Ms. Zhou’s employment with the Company was for a period of five years from the effective date. Following the expiration of the initial term of the Employment Agreement, the term shall continue thereafter for additional one year periods, unless the Company provides Ms. Zhou with written notice of the Company’s intention not to renew by no later than six months prior to the expiration of the initial term, or any subsequent one-year term, of the Employment Agreement. The Employment Agreement was renewed on May 1, 2012. The compensation of Ms. Zhou including bonuses shall be determined from time to time by the Compensation Committee of the Company’s Board of Directors taking into account the performance of Ms. Zhou and the results of operations of the Company. Ms. Zhou shall also be entitled to participate in all other employee benefits on terms commensurate with the benefits awarded management personnel of comparable status with the Company, including medical insurance. Pursuant to the Employment Agreement, the rights and obligations of the Company and Ms. Zhou shall be construed and enforced in accordance with, and governed by, the internal laws of the State of Delaware.

Effective March 3, 2012, the Company entered into an employment agreement with Ms. Jin Rui Yu as its Chief Operating Officer (the “Employment Agreement”). The term of Ms. Yu’s employment will expire on March 3, 2017. The Employment Agreement provides that the Company will pay Ms. Yu an annual base salary of $50,000. The Company will also pay Ms. Yu social insurance in accordance with national and local laws and regulations of the People’s Republic of China. Pursuant to the Employment Agreement, any disputes arising thereunder will be resolved through negotiations between the Company and Ms. Yu and, if they cannot be resolved through negotiations, they may submit such disputes to Rui An City Labor Dispute Arbitration Committee for arbitration. If the Company and Ms. Yu do not agree with the arbitration decision, they can petition to the Rui An City People’s Court.

Severance and Change of Control Arrangements

There are no severances or change of control arrangements.

Equity Compensation Plans

Our 2005 Stock Compensation Plan, or the Plan, was adopted by our Board of Directors in July 2005.

Share Reserve. We have reserved 1,700,000 shares for issuance under the Plan. We have awarded 53,628 shares of common stock under the Plan, all of which are currently outstanding. We have also granted options to purchase aggregate of 64,128 shares under the Plan. 60,000 of such options expired without being exercised on March 1, 2009 and are not subject to being re-issued under the Plan; and 4,128 options were exercised on November 12, 2009. No stock options are presently outstanding under the Plan.

Administration. The Compensation Committee administers the Plan and has complete discretion to make all decisions relating to the Plan as are permitted therein.

Eligibility. Employees, non-employee members of our Board of Directors, advisors and consultants are eligible to participate in the Plan.

Types of Awards. The Plan provides for awards of stock options, restricted shares, stock appreciation rights and performance shares.

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Change in Control. If we are merged or consolidated with another company, and such merger or consolidation results in a change in control, any award under the Plan will be subject to the terms of the merger agreement. Such terms may provide that the option continues, is assumed or substituted, fully vests or is settled for the full value of such option in cash, followed by the cancellation of such option.

Amendments or Termination. Our Board of Directors may amend, suspend or terminate the Plan at any time. If our Board amends the Plan, it does not need to seek stockholder approval of the amendment unless such consent is required in order to comply with any NASDAQ or applicable tax or regulatory requirement. No award may be made under the Plan after the tenth anniversary of the effective date of the Plan.

Options. The Board may determine the number of shares covered by each option, the exercise price therefor, the conditions and limitations on the exercise and any restrictions on the shares issuable. Optionees may pay the exercise price by using cash, shares of common stock that the optionee already owns or, at the election of the Board, a promissory note, an immediate sale of the option shares through a broker designated by us, or other property.

Performance Shares. The Board may make performance share awards entitling recipients to acquire shares of common stock upon the attainment of specified performance goals.

Stock Appreciation Rights. A participant who exercises a stock appreciation right receives the increase in fair market value of our common stock over the fair market value on the date of grant.

Restricted Shares. Restricted shares may be awarded under the Plan. Restricted shares vest at the times and payment terms therefor shall be determined by our Compensation Committee.

Adjustments. If there is a subdivision of our outstanding shares of common stock, a dividend declared in stock or a combination or consolidation of our outstanding shares of common stock into a lesser number of shares, corresponding adjustments will be automatically made in each of the following: (a) the number of shares of common stock available for future awards under the Plan; (b) any limitation on the maximum number of shares of common stock that may be subject to awards in a fiscal year; (c) the number of shares of common stock covered by each outstanding option or stock appreciation right, as well as the exercise price under each such award; (d) the number of shares of common stock covered by the options to be granted under the automatic option grant program; or (e) the number of stock units included in any prior award that has not yet been settled.

Stock Option Grants

None of the Company’s executive officers have received any grant of stock options or stock awards under the Plan.

Equity Compensation Plan Information

Our Plan was adopted by our Board of Directors in July 2005. We have reserved 1,700,000 shares for issuance under the Plan.

The table below presents the number of shares of our common stock remaining available for issuance under the Plan as of December 31, 2015:

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance
Equity compensation plans approved by security holders	—	N/A	1,582,244

Equity compensation plans not approved by security holders	—	—	—

Total	—	N/A	1,582,244

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COMPENSATION TO DIRECTORS

The following table sets forth the compensation paid to our directors, other than our Chairman and Chief Executive Officer, for the year ended December 31, 2015:

Director Compensation Table

Name (1)	Fees Earned or Paid in Cash ($) (2)	All other compensation ($)	Total ($)

Xiao Feng Zhang (3) Director	—	30,000	30,000

Shu Ping Chi Director	—	10,000	10,000

Yu Hong Li, Director	10,000	—	10,000

Hui Lin Wang, Director	10,000	—	10,000

Jin Bao Liu, Director	10,000	—	10,000

Jiang Hua Feng, Director	10,000	—	10,000

(1)	Mr. Xiao Ping Zhang does not receive additional compensation for his role as a director. For information relating to Mr. Xiao Ping Zhang’s compensation as Chairman and Chief Executive Officer, see the Summary Compensation Table elsewhere in this proxy statement.

(2)	The amounts in this column represent cash payments made to non-employee directors for attendance at Board meetings during the year.

(3)	Mr. Xiao Feng Zhang provided consulting services to the Company, for which he received and annual cash compensation of $20,000.

We use a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on our Board of Directors. Directors who are also employees of our Company currently receive no compensation for their service as directors. In setting director compensation, we consider the significant amount of time that directors dedicate to the fulfillment of their director responsibilities, as well as the competency and skills required of members of our Board. The directors’ current compensation schedule has been in place since March 2015. The directors’ annual compensation year begins with the annual election of directors at the annual meeting of stockholders. The annual retainer year period has been in place for directors since 2015. Periodically, our Board of Directors reviews our director compensation policies and, from time to time, makes changes to such policies based on various criteria the Board deems relevant.

Non-employee directors are reimbursed for travel, lodging and other reasonable out-of-pocket expenses incurred in attending meetings of our Board of Directors and for meetings of any committees of our Board of Directors on which they serve.

COMPENSATION COMMITTEE REPORT

The following Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933 or the Exchange Act, except to the extent we specifically incorporate this Report of the Compensation Committee by reference therein.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with management. Based on such review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

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Compensation Committee:

Hui Lin Wang

Jin Bao Liu

Jiang Hua Feng

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933 or the Exchange Act, except to the extent we specifically incorporate this Report of the Audit Committee by reference therein.

The Audit Committee has reviewed and discussed with management the audited financial statements as of and for the Company’s 2015 fiscal year included in the Company’s Annual Report on Form 10-K as filed with the SEC on March 31, 2015, and has discussed with MaloneBailey, LLP, our registered independent public accountants, the matters required to be discussed by statement of Accounting Standards No. 61, as amended. The Audit Committee has also received from and discussed with MaloneBailey, LLP the written disclosures required by Independence Standards Board Standard No. 1 regarding their independence. Based on the Audit Committee’s review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for filing with the SEC.

Audit Committee:

Jin Bao Liu

Hui Lin Wang

Yu Hong Li

Independent Auditors

The audit committee has engaged MaloneBailey, LLP (“MaloneBailey”) to serve as the Company’s independent registered public accounting firm for the year ended December 31, 2016. The audit committee reserves the right, however, to select new auditors at any time in the future in its discretion if it deems such decision to be in the best interests of the Company and its stockholders. Any such decision would be disclosed to stockholders in accordance with applicable securities laws.

On July 18, 2013, the audit committee appointed MaloneBailey as the Company’s registered public accounting firm. During the fiscal years ended December 31, 2015 and 2014, MaloneBailey served as our independent registered public accounting firm.

 During the two most recent fiscal years, neither the Company nor anyone on its behalf consulted with MaloneBailey regarding (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Company’s financial statements; or (3) any matter that was either the subject of a disagreement or event identified in response to Item 304(a)(1) of Regulation S-K (there being none).

Fiscal Years Ended December 31, 2015 and 2014

Audit Fees

MaloneBailey was paid aggregate fees of approximately $277,000 in the fiscal years ended December 31, 2015 and December 31, 2014 for professional services rendered for the audit of the Company’s annual financial statements and for the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q for the periods ended March 31, June 30 and September 30 of 2015 and 2014.

  Audit-Related Fees

MaloneBailey was not paid additional fees for the fiscal years ended December 31, 2015 or 2014 for assurance or related services reasonably related to the performance of the audit or review of the Company’s financial statements.

Tax Service Fees

MaloneBailey did not provide tax services and was not paid for this service for the fiscal year ended December 31, 2015.

24

All Other Fees

MaloneBailey was not paid other fees for professional services during the fiscal years ended December 31, 2015 and December 31, 2014.

Audit Committee Pre-Approval Policies And Procedures

Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(b) of the Exchange Act and the rules and regulations of the SEC. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval.

All services rendered by MaloneBailey for the year ended December 31, 2015 and December 31, 2014 were pre-approved in accordance with the policies and procedures described above.

ADDITIONAL INFORMATION

STOCKHOLDERS ENTITLED TO VOTE AT THE ANNUAL MEETING MAY OBTAIN, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2015, OTHER THAN EXHIBITS TO SUCH REPORT, UPON WRITTEN OR ORAL REQUEST TO SORL AUTO PARTS, INC, NO. 1169 YUMENG ROAD, RUIAN ECONOMIC DEVELOPMENT DISTRICT, RUIAN CITY, ZHEJIANG PROVINCE, ZIP CODE 325200, PEOPLE’S REPUBLIC OF CHINA, ATTENTION BEN CHEN. WE WILL ALSO FURNISH TO SUCH PERSONS A COPY OF ANY EXHIBITS TO OUR ANNUAL REPORT ON FORM 10-K FOR A FEE OF $.20 PER PAGE, PAYABLE IN ADVANCE. THIS FEE COVERS ONLY OUR REASONABLE EXPENSES IN FURNISHING THE EXHIBITS.

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Fitch Proof 85008 SORL Proxy Notice Front

SORL AUTO PARTS, INC.
c/o Continental Proxy Services – 8th Floor
17 Battery Place, New York NY 10004–1123

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.

SORL AUTO PARTS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on
JUNE 20, 2016

*Shareholders are cordially invited to attend the Annual Meeting and vote in person. You may obtain directions to attend the Annual Meeting by calling 86-577-65817721.

Dear Stockholder,

Proposals to be considered at the Annual Meeting:

The Board of Directors recommends a vote "**FOR**" Proposals 1 and 2.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.

Vote Your Proxy on the Internet:

Go to http://www.cstproxyvote.com
Have your notice available when you access the above website. Follow the prompts to vote your shares.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

The Proxy Materials are available for review at:
http://www.cstproxy.com/sorl/2016

85008_SORL_NOTICE.indd 1 4/7/16 11:52 AM

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Important Notice Regarding the Availability of Proxy Materials For the Shareholder Meeting to Be Held On June 20, 2016

This notice is not a form of voting, and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, ***you must request one***. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before June 10, 2016 to facilitate a timely delivery.

The following Proxy Materials are available to you to review at: http://www.cstproxy.com/sorl/2016

- the Company's Annual Report for the year ending December 31, 2015
- the Company's 2016 Proxy Statement (including all attachments thereto).
- Notice of the 2016 Annual Meeting of Stockholders;
- the Proxy Card; and
- any amendments to the foregoing materials that are required to be furnished to stockholders.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your company ID, proxy number, and account number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-221-0690,
or
By logging on to http://www.cstproxy.com/sorl/2016
or
By email at: proxy@continentalstock.com

Please include the company name and your account number in the subject line.

85008_SORL_NOTICE.indd 2 4/7/16 11:52 AM

Fitch Proof 85007 SORL Proxy Card Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet or Telephone – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

SORL AUTO PARTS, INC.

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on June 19, 2016.

INTERNET/MOBILE – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PHONE – 1 (866) 894-0537
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF SPECIFIC DIRECTIONS, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR ITEM 2.

	FOR all Nominees listed to the left	**WITHHOLD AUTHORITY** to vote (except as marked to the contrary for all nominees listed to the left)
NOMINEES: (01) Xiao Ping Zhang (02) Xiao Feng Zhang (03) Shuping Chi (04) Yuhong Li (05) Huilin Wang (06) Jinbao Liu (07) Jiang Hua Feng	☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

The shares represented by this proxy will be voted as directed by the stockholder with respect to each of Proposals 1 and 2. If no direction is given when the duly executed proxy is returned, such shares will be voted "FOR" each of Proposals 1 and 2. The proxies will vote the shares represented by this proxy in their discretion upon such other matters as may come before the meeting or any adjournments or postponements thereof.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature____________________ **Signature, if held jointly**____________________ **Date**__________, **2016.**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

85007 Sorl_PROXY-CARD.indd 1 4/7/16 11:44 AM

Fitch Proof 85007 SORL Proxy Card Back

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 20, 2016.

The 2016 Proxy Statement and the 2015 Annual Report to Stockholders are available at: http://www.cstproxy.com/sorl/2016

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SORL Auto Parts, Inc.

Annual Meeting of Stockholders

The undersigned appoints Xiao Ping Zhang and Xiao Feng Zhang, and each of them jointly and severally, proxies, with full power to appoint substitute, and authorizes them and each of them jointly and severally to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of SORL Auto Parts, Inc. held of record by the undersigned at the close of business on April 28, 2016 at the Annual Meeting of Stockholders to be held on June 20, 2016 at 8:00 pm local time (China Standard Time) at Meeting Room No. 1, No. 2666, Kaifaqu Avenue, Ruian Development Zone, Zhejiang Province, Zip 325200, China, or at any adjournment thereof.

85007 Sorl_PROXY-CARD.indd 2 4/7/16 11:44 AM

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 20, 2016

SORL AUTO PARTS, INC.

BROKER LOGO HERE

Return Address Line 1
Return Address Line 2
Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
12
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Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 28, 2016
Date: June 20, 2016 **Time:** 8:00 PM LST
Location: Meeting Room No. 1
No. 2666 Kaifaqu Avenue
Ruian Development Zone
Ruian City, Zhejiang Province
Zip 325200, China

BARCODE

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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0000286623_1 R1.0.1.25

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report 2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 06, 2016 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "*legal proxy.*" To do so, please follow the instructions at *www.proxyvote.com* or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Internal Use Only

0000286623_2 R1.0.1.25

Voting items

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors

Nominees

01 Xiao Ping Zhang
02 Xiao Feng Zhang
03 Shuping Chi
04 Yuhong Li
05 Huilin Wang
06 Jinbao Liu
07 Jiang Hua Feng

The Board of Directors recommends you vote FOR the following proposal(s):

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

BARCODE

→ 0000 0000 0000 0000

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Reserved for Broadridge Internal Control Information

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO
BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

0000286623_4 R1.0.1.25

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

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